UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                       SCHEDULE 14C INFORMATION
                         Information Statement
                       Pursuant to Section 14(c)
                of the Securities Exchange Act of 1934

Check the appropriate box:

[  ]   Preliminary Information Statement
[  ]   Definitive Information Statement

                        BUFFALO CAPITAL VI, LTD.
           (Name of Registrant as specified in its charter)

Payment of Filing Fee (Check the Appropriate Box): n/a

[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11
[ ] Fee Computed on table below per Exchange Act Rules 14c-5(g) and
0-11

1) Title of each class of securities to which transaction applies:
__________________________________________________________

2) Aggregate number of securities to which transaction applies:
_________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

4) Proposed maximum aggregate value of transaction:
_________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

PRELIMINARY COPY

                       BUFFALO CAPITAL VI, LTD.
                  5000 Spring Valley Road, Suite 800
                           Dallas, TX  75244

July 5, 1999

Dear Shareholder:

       On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Shareholders of Buffalo Capital VI, Ltd. ("Buffalo") to be held at 9:00 a.m. local time on August 2, 1999, at 5000 Spring Valley Road, Suite 800, Dallas, Texas 75244.

       The Special Meeting is being held for the purpose of considering and voting upon a proposed amendment to the Company's
Articles of Incorporation to change the Company's name to isolver.com, inc.

       We are not asking you for a proxy in conjunction with this Special Meeting, but you are urged to attend the meeting to assure that your vote is counted.

                                   Sincerely,

                                   Gina Setlin Fard
                                   President
                       BUFFALO CAPITAL VI, LTD.
                  5000 Spring Valley Road, Suite 800
                           Dallas, TX  75244

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS to be held August 2, 1999
TO THE SHAREHOLDERS OF BUFFALO CAPITAL VI, LTD.:

NOTICE IS HEREBY GIVEN that a Special Meeting of the
Shareholders (the "Meeting") of Buffalo Capital VI, Ltd. (the
"Company") will be held at 5000 Spring Valley Road, Suite 800,
Dallas, Texas, 75244 at 9:00 a.m. local time, on August 2, 1999, for the following purpose:

       1. To consider and vote upon a proposed amendment to the Company's Articles of Incorporation changing its name to isolver.com, inc.

       2. To transact such other business as may properly come before the Meeting and at any and all adjournments, postponements or continuations thereof.

       You are cordially invited and urged to attend the Meeting.


                            By Order of the Board of
                            Directors
                            Gina Setlin Fard
                            Chairman of the Board
                            Beverly Hills, California
                            Dated: July 5, 1999
                       BUFFALO CAPITAL VI, LTD.
                         7331 S. Meadow Court
                          Boulder, CO  80303

                           _________________

                         INFORMATION STATEMENT

                    SPECIAL MEETING OF SHAREHOLDERS
                       To be held August 2, 1999

                          __________________


GENERAL INFORMATION

       This Information Statement is furnished in connection with a Special Meeting of Shareholders called by the Board of Directors (the "Board") of Buffalo Capital VI, Ltd. (the "Company"), to be held at 5000 Spring Valley Road, Suite 800, Dallas, Texas 75244, on August
2, 1999, at 9:00 a.m. local time, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to Buffalo's shareholders on or about July 5, 1999.

       All shares of Buffalo's common stock ("Common Stock"), represented either in person or by proxy will be eligible to be voted at the Meeting.


       WE ARE NOT ASKING FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

BACKGROUND INFORMATION

       Buffalo Capital VI, Ltd. (the "Company") was incorporated under the laws of the State of Colorado on September 19, 1997. It was incorporated as a "blind pool" or "blank check" company for the purpose of seeking to acquire one or more properties or businesses. The Company elected voluntarily to file a registration statement in order to become a reporting company under the Securities Exchange Act of 1934, as amended (the "34 Act").

       On April 21, 1999, the Company acquired all of the issued and outstanding common stock of isolver.com, inc., a Nevada corporation ("Isolver") pursuant to the terms of a Share Exchange Agreement dated April 21, 1999. Following completion of the transaction, Isolver became a wholly owned subsidiary of the Company.

       The Company issued 5,380,000 shares of its common stock in exchange for all of the issued and outstanding common stock of Isolver, thereby increasing the total number of issued and outstanding shares of the Company to 10,000,000. On or about June 3, 1999, the Company completed a 3:1 forward split of its outstanding common stock, thereby increasing the total number of issued and outstanding shares of the Company to 30,000,000.

       All of the Company's business activities are expected to be conducted through Isolver, its wholly owned subsidiary. As a result, the Company believes it is appropriate to take the steps necessary to amend its Articles of Incorporation in order to formally change its corporate name to isolver.com, inc.

       The Special Meeting of Shareholders to be held at 9:00 am on August 2, 1999, at 5000 Spring Valley Road, Suite 800, Dallas, Texas 75244, has been called for the sole purpose of voting upon an amendment to the Company's Articles of Incorporation to change its name to isolver.com, inc.

Record Date

Shareholders of record at the close of business on June 4, 1999 (the "Record Date") are entitled to notice of the meeting and to vote at the meeting. As of the Record Date, 30,000,000 shares of the Company's Common Stock (the "Common Stock") were issued and outstanding and entitled to vote at the Special Meeting. No shares of Preferred Stock were issued and outstanding as of the Record Date.

Voting

Each shareholder of record is entitled to one vote for each share of Common Stock registered in his name. One-third of the outstanding common stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business.

Once a quorum is present, the proposal to amend the Company's
Articles of Incorporation will require the affirmative vote of a majority of the shares represented at the meeting.

       As of the record date, E-Com Investments, L.L.C., was the owner of 20,892,750 shares, or approximately 69.6% of the Company's issued and outstanding common stock. E-Com
Investments, L.L.C., is therefore in a position to control the outcome of any shareholder vote, and it has advised the Company that it intends to vote, or to direct the vote of its shares, in favor of the proposed amendment of the Company's Articles of Incorporation. Accordingly, the Company has determined that there is no need to solicit proxies for the Meeting.

                   DIRECTORS AND EXECUTIVE OFFICERS

       The directors and executive officers who are serving the Company as of the record date are as follows:

Name                        Age           Positions Held and Tenure

Gina Setlin-Fard            40            President & Director

Antonio L. Zuniga           27            Vice President & Director

Biographical Information

Gina Setlin-Fard

President of Computers for Kids, a pending non-profit organization which donates set-top computer technology and training to inner-city and rural communities through public schools. Her extensive background in public relations and marketing in the political, educational and international case good industries has assisted her in working with high level federal and state officials. She has developed working partnerships with officials, corporate executives and major technology companies to implement a national Computers for Kids program. She was responsible for developing a national volunteer organization of 30,000+ volunteers which train individuals to use set-top and internet technology. She was responsible for initiating proposals, negotiating contracts, licensing agreements, and the daily operation of the company. She possesses a high degree of understanding of new technologies, digital convergence, the internet and the development of web based software.

Antonio L. Zuniga

Director of Marketing for Worldwide Internet Marketing. Manager for four years with Brunswick Corporation. The youngest General
Manager in AMF Corporation history. Holds a technical degree in telecommunications.

                       PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to vote at the Special Meeting was June 4, 1999. As of the Record Date, the Company had a total of 30,000,000 shares of Common
Stock issued and outstanding. The following table sets forth, as of June 4, 1999, the number of shares of Common Stock currently owned of record and beneficially by current executive officers, directors, persons who hold 5% or more of the outstanding Common Stock of the Company and by current officers and directors as a group.

                                 Number of Shares           Percent of
                               Owned Beneficially          Class Owned
Name and
Address

E-Com Investments, L.L.C.
5000 Spring Valley Road
Suite 800
Dallas, TX 75244                   20,892,750                  69.64%

Gina Setlin-Fard
421 N. Rodeo Drive
Beverly Hills, CA 90210<F1>         5,700,000                  19.00%

Leonard Simon
28460 Avenue Stanford
Valencia, CA  91355<F1>            0                           0

Antonio L. Zuniga
28460 Avenue Stanford
Valencia, CA  91355<F1>            0                           0

All current directors
and executive officers
(3 persons)                         5,700,000                  19.00%

<F1>  The person listed is either an officer or director, or both, of the
Company.

                                  PROPOSAL ONE

                     AMENDMENT TO ARTICLES OF INCORPORATION

       The Board of Directors has unanimously approved, and recommends for shareholder approval, the amendment of the Company's Articles of Incorporation to change the Company's name to isolver.com, inc. Approval of the amendment will not result in any other amendment or change to the Company's Articles of Incorporation. The amendment is proposed as a result of the previous closing under the Share Exchange Agreement with isolver.com, inc., a Nevada corporation, pursuant to which Isolver became a wholly owned subsidiary of the Company.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting.


THE BOARD OF DIRECTORS
Dallas, Texas
July 5, 1999